AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2023	2022	Change	2023	2022	Change
Operating Revenues
Service	$25,070	$24,833	1.0%	$99,649	$97,831	1.9%
Equipment	6,952	6,510	6.8%	22,779	22,910	(0.6)%
Total Operating Revenues	32,022	31,343	2.2%	122,428	120,741	1.4%

Operating Expenses
Cost of revenues
Equipment	7,203	6,999	2.9%	23,136	24,009	(3.6)%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	6,708	6,572	2.1%	26,987	26,839	0.6%
Selling, general and administrative	7,485	7,516	(0.4)%	28,874	28,961	(0.3)%
Asset impairments and abandonments and restructuring	589	26,753	(97.8)%	1,193	27,498	(95.7)%
Depreciation and amortization	4,766	4,595	3.7%	18,777	18,021	4.2%
Total Operating Expenses	26,751	52,435	(49.0)%	98,967	125,328	(21.0)%
Operating Income (Loss)	5,271	(21,092)	—%	23,461	(4,587)	—%
Interest Expense	1,726	1,560	10.6%	6,704	6,108	9.8%
Equity in Net Income of Affiliates	337	374	(9.9)%	1,675	1,791	(6.5)%
Other Income (Expense) — Net	(946)	(919)	(2.9)%	1,416	5,810	(75.6)%
Income (Loss) from Continuing Operations Before Income Taxes	2,936	(23,197)	—%	19,848	(3,094)	—%
Income tax expense (benefit) on continuing operations	354	(77)	—%	4,225	3,780	11.8%
Income (Loss) From Continuing Operations	2,582	(23,120)	—%	15,623	(6,874)	—%
Loss from discontinued operations, net of tax	—	(35)	—%	—	(181)	—%
Net Income (Loss)	2,582	(23,155)	—%	15,623	(7,055)	—%
Less: Net Income Attributable to Noncontrolling Interest	(394)	(362)	(8.8)%	(1,223)	(1,469)	16.7%
Net Income (Loss) Attributable to AT&T	$2,188	$(23,517)	—%	$14,400	$(8,524)	—%
Less: Preferred Stock Dividends	(53)	(54)	1.9%	(208)	(203)	(2.5)%
Net Income (Loss) Attributable to Common Stock	$2,135	$(23,571)	—%	$14,192	$(8,727)	—%

Basic Earnings (Loss) Per Share Attributable to Common Stock
From continuing operations	$0.30	$(3.20)	—%	$1.97	$(1.10)	—%
From discontinued operations	$—	$—	—%	$—	$(0.03)	—%
	$0.30	$(3.20)	—%	$1.97	$(1.13)	—%
Weighted Average Common Shares Outstanding (000,000)	7,190	7,157	0.5%	7,181	7,166	0.2%
Diluted Earnings (Loss) Per Share Attributable to Common Stock
From continuing operations	$0.30	$(3.20)	—%	$1.97	$(1.10)	—%
From discontinued operations	$—	$—	—%	$—	$(0.03)	—%
	$0.30	$(3.20)	—%	$1.97	$(1.13)	—%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,191	7,533	(4.5)%	7,258	7,587	(4.3)%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Dec. 31,	Dec. 31,
	2023	2022
Assets
Current Assets
Cash and cash equivalents	$6,722	$3,701
Accounts receivable – net of related allowance for credit loss of $499 and $588	10,289	11,466
Inventories	2,177	3,123
Prepaid and other current assets	17,270	14,818
Total current assets	36,458	33,108
Property, Plant and Equipment – Net	128,489	127,445
Goodwill – Net	67,854	67,895
Licenses – Net	127,219	124,092
Other Intangible Assets – Net	5,283	5,354
Investments in and Advances to Equity Affiliates	1,251	3,533
Operating Lease Right-Of-Use Assets	20,905	21,814
Other Assets	19,601	19,612
Total Assets	$407,060	$402,853
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$9,477	$7,467
Note payable to DIRECTV	—	130
Accounts payable and accrued liabilities	35,852	42,644
Advanced billings and customer deposits	3,778	3,918
Dividends payable	2,020	2,014
Total current liabilities	51,127	56,173
Long-Term Debt	127,854	128,423
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	58,666	57,032
Postemployment benefit obligation	8,734	7,260
Operating lease liabilities	17,568	18,659
Other noncurrent liabilities	23,696	28,849
Total deferred credits and other noncurrent liabilities	108,664	111,800
Redeemable Noncontrolling Interest	1,973	—
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	114,519	123,610
Retained (deficit) earnings	(5,015)	(19,415)
Treasury stock	(16,128)	(17,082)
Accumulated other comprehensive income	2,300	2,766
Noncontrolling interest	14,145	8,957
Total stockholders’ equity	117,442	106,457
Total Liabilities and Stockholders’ Equity	$407,060	$402,853

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Year Ended
	2023	2022
Operating Activities
Income (loss) from continuing operations	$15,623	$(6,874)
Adjustments to reconcile income (loss) from continuing operations to net cash provided by operating activities from continuing operations:
Depreciation and amortization	18,777	18,021
Provision for uncollectible accounts	1,969	1,865
Deferred income tax expense	3,037	2,975
Net (gain) loss on investments, net of impairments	441	381
Pension and postretirement benefit expense (credit)	(2,552)	(3,237)
Actuarial and settlement (gain) loss on pension and postretirement benefits - net	1,594	(1,999)
Asset impairments and abandonments and restructuring	1,193	27,498
Changes in operating assets and liabilities:
Receivables	82	727
Other current assets	(642)	(674)
Accounts payable and other accrued liabilities	(1,764)	(1,109)
Equipment installment receivables and related sales	(133)	154
Deferred customer contract acquisition and fulfillment costs	1	(947)
Postretirement claims and contributions	(735)	(823)
Other - net	1,423	(146)
Total adjustments	22,691	42,686
Net Cash Provided by Operating Activities from Continuing Operations	38,314	35,812

Investing Activities
Capital expenditures	(17,853)	(19,626)
Acquisitions, net of cash acquired	(2,942)	(10,200)
Dispositions	72	199
Distributions from DIRECTV in excess of cumulative equity in earnings	2,049	2,649
(Purchases), sales and settlements of securities and investments - net	(902)	82
Other - net	(84)	(3)
Net Cash Used in Investing Activities from Continuing Operations	(19,660)	(26,899)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	(914)	(519)
Issuance of other short-term borrowings	5,406	3,955
Repayment of other short-term borrowings	(3,415)	(18,345)
Issuance of long-term debt	10,004	2,979
Repayment of long-term debt	(12,044)	(25,118)
Repayment of note payable to DIRECTV	(130)	(1,211)
Payment of vendor financing	(5,742)	(4,697)
Purchase of treasury stock	(194)	(890)
Issuance of treasury stock	3	28
Issuance of preferred interests in subsidiary	7,151	—
Redemption of preferred interests in subsidiary	(5,333)	(2,665)
Dividends paid	(8,136)	(9,859)
Other - net	(2,270)	(3,222)
Net Cash Used in Financing Activities from Continuing Operations	(15,614)	(59,564)
Net increase (decrease) in cash and cash equivalents and restricted cash from continuing operations	3,040	(50,651)
Cash flows from Discontinued Operations:
Cash (used in) provided by operating activities	—	(3,789)
Cash provided by investing activities	—	1,094
Cash provided by (used in) financing activities	—	35,823
Net increase (decrease) in cash and cash equivalents and restricted cash from discontinued operations	—	33,128
Net increase (decrease) in cash and cash equivalents and restricted cash	$3,040	$(17,523)
Cash and cash equivalents and restricted cash beginning of year	3,793	21,316
Cash and Cash Equivalents and Restricted Cash End of Year	$6,833	$3,793

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2023	2022	Change	2023	2022	Change
Capital expenditures
Purchase of property and equipment	$4,558	$4,179	9.1%	$17,674	$19,452	(9.1)%
Interest during construction	43	50	(14.0)%	179	174	2.9%
Total Capital Expenditures	$4,601	$4,229	8.8%	$17,853	$19,626	(9.0)%

Acquisitions, net of cash acquired
Business acquisitions	$—	$—	—%	$—	$—	—%
Spectrum acquisitions	1,938	4	—%	2,247	9,080	(75.3)%
Interest during construction - spectrum	81	237	(65.8)%	695	1,120	(37.9)%
Total Acquisitions	$2,019	$241	—%	$2,942	$10,200	(71.2)%

Cash paid for interest - continuing operations	$1,667	$1,791	(6.9)%	$7,370	$7,772	(5.2)%

Cash paid for income taxes, net of refunds - continuing operations	$841	$192	—%	$1,599	$592	—%

Dividends Declared per Common Share	$0.2775	$0.2775	—%	$1.11	$1.11	—%

End of Period Common Shares Outstanding (000,000)	7,150	7,128	0.3%
Debt Ratio	53.5%	56.1%	(260)	BP
Total Employees	150,470	162,920	(7.6)%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Business Wireline, and Consumer Wireline.

Results have been recast to remove prior service credits from our historical reporting.

Segment Results
Dollars in millions
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2023	2022	Change	2023	2022	Change
Segment Operating Revenues
Mobility	$22,393	$21,501	4.1%	$83,982	$81,780	2.7%
Business Wireline	5,052	5,635	(10.3)%	20,883	22,538	(7.3)%
Consumer Wireline	3,352	3,229	3.8%	13,173	12,749	3.3%
Total Segment Operating Revenues	30,797	30,365	1.4%	118,038	117,067	0.8%

Segment Operating Income
Mobility	6,214	5,849	6.2%	25,861	23,812	8.6%
Business Wireline	165	540	(69.4)%	1,289	2,290	(43.7)%
Consumer Wireline	229	188	21.8%	651	634	2.7%
Total Segment Operating Income	$6,608	$6,577	0.5%	$27,801	$26,736	4.0%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				December 31,		Percent
				2023	2022	Change
Broadband Connections
Broadband				15,078	15,075	—%
DSL				210	311	(32.5)%
Total Broadband Connections				15,288	15,386	(0.6)%

Voice Connections
Retail Switched Access Lines				4,185	5,213	(19.7)%
VoIP Connections				2,558	2,930	(12.7)%
Total Retail Voice Connections				6,743	8,143	(17.2)%

	Fourth Quarter		Percent	Year Ended		Percent
	2023	2022	Change	2023	2022	Change
Broadband Net Additions
Broadband	13	(37)	—%	3	1	—%
DSL	(21)	(29)	27.6%	(101)	(119)	15.1%
Total Broadband Net Additions	(8)	(66)	87.9%	(98)	(118)	16.9%

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2023	2022	Change	2023	2022	Change
Operating Revenues
Service	$16,039	$15,434	3.9%	$63,175	$60,499	4.4%
Equipment	6,354	6,067	4.7%	20,807	21,281	(2.2)%
Total Operating Revenues	22,393	21,501	4.1%	83,982	81,780	2.7%

Operating Expenses
Operations and support	14,017	13,572	3.3%	49,604	49,770	(0.3)%
Depreciation and amortization	2,162	2,080	3.9%	8,517	8,198	3.9%
Total Operating Expenses	16,179	15,652	3.4%	58,121	57,968	0.3%
Operating Income	$6,214	$5,849	6.2%	$25,861	$23,812	8.6%

Operating Income Margin	27.7%	27.2%	50	BP	30.8%	29.1%	170	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	December 31,	Percent
2023	2022	Change
Mobility Subscribers
Postpaid	87,104	84,700	2.8%
Postpaid phone	71,255	69,596	2.4%
Prepaid	19,236	19,176	0.3%
Reseller	7,468	6,043	23.6%
Connected Devices	127,724	107,478	18.8%
Total Mobility Subscribers[1]	241,532	217,397	11.1%
[1]Wireless subscribers at December 31, 2023 includes an increase of 295 subscribers and connections (206 postpaid, including 74 phone, and 89 connected devices) resulting from our 3G network shutdown in February 2022.

Fourth Quarter	Percent	Year Ended	Percent
2023	2022	Change	2023	2022	Change
Mobility Net Additions
Postpaid Phone Net Additions	526	656	(19.8)%	1,744	2,868	(39.2)%
Total Phone Net Additions	394	643	(38.7)%	1,801	3,272	(45.0)%

Postpaid	759	1,104	(31.3)%	2,315	4,091	(43.4)%
Prepaid	(135)	(9)	—%	128	479	(73.3)%
Reseller	338	150	—%	1,279	462	—%
Connected Devices	4,985	5,118	(2.6)%	20,118	20,594	(2.3)%
Total Mobility Net Additions	5,947	6,363	(6.5)%	23,840	25,626	(7.0)%

Postpaid Churn	1.01%	1.01%	—	BP	0.98%	0.97%	1 BP
Postpaid Phone-Only Churn	0.84%	0.84%	—	BP	0.81%	0.81%	— BP

Business Wireline

Business Wireline provides advanced ethernet-based fiber services, IP Voice and managed professional services as well as traditional data services and related equipment to business customers.

Business Wireline Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2023	2022	Change	2023	2022	Change
Operating Revenues
Service	$4,873	$5,473	(11.0)%	$20,274	$21,891	(7.4)%
Equipment	179	162	10.5%	609	647	(5.9)%
Total Operating Revenues	5,052	5,635	(10.3)%	20,883	22,538	(7.3)%

Operating Expenses
Operations and support	3,518	3,735	(5.8)%	14,217	14,934	(4.8)%
Depreciation and amortization	1,369	1,360	0.7%	5,377	5,314	1.2%
Total Operating Expenses	4,887	5,095	(4.1)%	19,594	20,248	(3.2)%
Operating Income	$165	$540	(69.4)%	$1,289	$2,290	(43.7)%

Operating Income Margin	3.3%	9.6%	(630)	BP	6.2%	10.2%	(400)	BP

Consumer Wireline

Consumer Wireline provides broadband services, including fiber connections that provide multi-gig services to residential customers in select locations and our fixed wireless access product that provides home internet services delivered over our 5G wireless network. Consumer Wireline also provides legacy telephony voice communication services.

Consumer Wireline Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2023	2022	Change	2023	2022	Change
Operating Revenues
Broadband	$2,700	$2,492	8.3%	$10,455	$9,669	8.1%
Legacy voice and data services	361	414	(12.8)%	1,508	1,746	(13.6)%
Other service and equipment	291	323	(9.9)%	1,210	1,334	(9.3)%
Total Operating Revenues	3,352	3,229	3.8%	13,173	12,749	3.3%

Operating Expenses
Operations and support	2,243	2,223	0.9%	9,053	8,946	1.2%
Depreciation and amortization	880	818	7.6%	3,469	3,169	9.5%
Total Operating Expenses	3,123	3,041	2.7%	12,522	12,115	3.4%
Operating Income	$229	$188	21.8%	$651	$634	2.7%

Operating Income Margin	6.8%	5.8%	100	BP	4.9%	5.0%	(10)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	December 31,	Percent
2023	2022	Change
Broadband Connections
Total Broadband and DSL Connections	13,890	13,991	(0.7)%
Broadband[1]	13,729	13,753	(0.2)%
Fiber Broadband Connections	8,307	7,215	15.1%

Voice Connections
Retail Consumer Switched Access Lines	1,651	2,028	(18.6)%
Consumer VoIP Connections	1,953	2,311	(15.5)%
Total Retail Consumer Voice Connections	3,604	4,339	(16.9)%
[1] Includes AT&T Internet Air

Fourth Quarter	Percent	Year Ended	Percent
2023	2022	Change	2023	2022	Change
Broadband Net Additions
Total Broadband and DSL Net Additions	3	(64)	—%	(101)	(169)	40.2%
Broadband Net Additions[1]	19	(43)	—%	(24)	(92)	73.9%
Fiber Broadband Net Additions	273	280	(2.5)%	1,092	1,223	(10.7)%
[1] Includes AT&T Internet Air

LATIN AMERICA SEGMENT

The segment provides wireless services and equipment to customers in Mexico.

Segment Results
Dollars in millions
Unaudited	Fourth Quarter			Percent	Year Ended			Percent
	2023	2022		Change	2023	2022		Change
Operating Revenues
Wireless service	$671	$579		15.9%	$2,569	$2,162		18.8%
Wireless equipment	419	282		48.6%	1,363	982		38.8%
Total Operating Revenues	1,090	861		26.6%	3,932	3,144		25.1%

Operating Expenses
Operations and support	953	776		22.8%	3,349	2,812		19.1%
Depreciation and amortization	180	164		9.8%	724	658		10.0%
Total Operating Expenses	1,133	940		20.5%	4,073	3,470		17.4%
Operating Income (Loss)	$(43)	$(79)		45.6%	$(141)	$(326)		56.7%

Operating Income Margin	(3.9)%	(9.2)%	530	BP	(3.6)%	(10.4)%	680	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					December 31,			Percent
					2023	2022		Change
Mexico Wireless Subscribers
Postpaid					5,236	4,925		6.3%
Prepaid					16,663	16,204		2.8%
Reseller					417	474		(12.0)%
Total Mexico Wireless Subscribers					22,316	21,603		3.3%

	Fourth Quarter			Percent	Year Ended			Percent
	2023	2022		Change	2023	2022		Change
Mexico Wireless Net Additions
Postpaid	151	71		—%	311	118		—%
Prepaid	450	515		(12.6)%	459	1,147		(60.0)%
Reseller	(39)	19		—%	(57)	(24)		—%
Total Mexico Wireless Net Additions	562	605		(7.1)%	713	1,241		(42.5)%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
December 31, 2023
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$22,393	$14,017	$8,376	$2,162	$6,214
Business Wireline	5,052	3,518	1,534	1,369	165
Consumer Wireline	3,352	2,243	1,109	880	229
Total Communications	30,797	19,778	11,019	4,411	6,608
Latin America - Mexico	1,090	953	137	180	(43)
Segment Total	31,887	20,731	11,156	4,591	6,565
Corporate and Other
Corporate:
DTV-related retained costs	—	172	(172)	146	(318)
Parent administration support	6	377	(371)	2	(373)
Securitization fees	24	165	(141)	—	(141)
Value portfolio	105	22	83	6	77
Total Corporate	135	736	(601)	154	(755)
Certain significant items	—	518	(518)	21	(539)
Total Corporate and Other	135	1,254	(1,119)	175	(1,294)
AT&T Inc.	$32,022	$21,985	$10,037	$4,766	$5,271

December 31, 2022
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$21,501	$13,572	$7,929	$2,080	$5,849
Business Wireline	5,635	3,735	1,900	1,360	540
Consumer Wireline	3,229	2,223	1,006	818	188
Total Communications	30,365	19,530	10,835	4,258	6,577
Latin America - Mexico	861	776	85	164	(79)
Segment Total	31,226	20,306	10,920	4,422	6,498
Corporate and Other
Corporate:
DTV-related retained costs	—	244	(244)	141	(385)
Parent administration support	(8)	373	(381)	4	(385)
Securitization fees	17	156	(139)	—	(139)
Value portfolio	108	33	75	12	63
Total Corporate	117	806	(689)	157	(846)
Certain significant items	—	26,728	(26,728)	16	(26,744)
Total Corporate and Other	117	27,534	(27,417)	173	(27,590)
AT&T Inc.	$31,343	$47,840	$(16,497)	$4,595	$(21,092)

SUPPLEMENTAL SEGMENT RECONCILIATION

Year Ended
Dollars in millions
Unaudited
December 31, 2023
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$83,982	$49,604	$34,378	$8,517	$25,861
Business Wireline	20,883	14,217	6,666	5,377	1,289
Consumer Wireline	13,173	9,053	4,120	3,469	651
Total Communications	118,038	72,874	45,164	17,363	27,801
Latin America - Mexico	3,932	3,349	583	724	(141)
Segment Total	121,970	76,223	45,747	18,087	27,660
Corporate and Other
Corporate:
DTV-related retained costs	—	686	(686)	586	(1,272)
Parent administration support	(7)	1,416	(1,423)	6	(1,429)
Securitization fees	85	604	(519)	—	(519)
Value portfolio	380	99	281	22	259
Total Corporate	458	2,805	(2,347)	614	(2,961)
Certain significant items	—	1,162	(1,162)	76	(1,238)
Total Corporate and Other	458	3,967	(3,509)	690	(4,199)
AT&T Inc.	$122,428	$80,190	$42,238	$18,777	$23,461

December 31, 2022
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$81,780	$49,770	$32,010	$8,198	$23,812
Business Wireline	22,538	14,934	7,604	5,314	2,290
Consumer Wireline	12,749	8,946	3,803	3,169	634
Total Communications	117,067	73,650	43,417	16,681	26,736
Latin America - Mexico	3,144	2,812	332	658	(326)
Segment Total	120,211	76,462	43,749	17,339	26,410
Corporate and Other
Corporate:
DTV-related retained costs	8	878	(870)	549	(1,419)
Parent administration support	(32)	1,378	(1,410)	16	(1,426)
Securitization fees	65	419	(354)	—	(354)
Value portfolio	489	139	350	41	309
Total Corporate	530	2,814	(2,284)	606	(2,890)
Certain significant items	—	28,031	(28,031)	76	(28,107)
Total Corporate and Other	530	30,845	(30,315)	682	(30,997)
AT&T Inc.	$120,741	$107,307	$13,434	$18,021	$(4,587)